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PORTIONS OF THIS DOCUMENT INDICATED BY AN [***] HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.



                                                                    EXHIBIT 10.3

                      MOTOROLA MASTER DISTRIBUTOR AGREEMENT

This Motorola Master Distributor Agreement including its attachments ("Agreement") is made and entered into as of 23rd day of January, 2003 (the "Agreement Date"), by and between MOTOROLA, INC., a Delaware Corporation, by and through its Broadband Wireless Technology Center, having its principal place of business at 50 Commerce Drive, Schaumburg, Illinois 60173 ("Motorola") and Brightstar CORP., a Corporation of the State of Delaware having its principal place of business at 2010 N.W. 84th Avenue, Miami, Florida 33486 ("Master Distributor").

1.    TERM

The initial term of this Agreement shall commence as of the Agreement Date and shall continue for an initial term which expires December 31, 2004, unless sooner terminated as provided in this Agreement. [***]

Nothing contained in this Agreement shall be deemed to create any express or implied obligation on either party to renew or extend this Agreement or to create any right to continue this Agreement on the same terms and conditions contained herein. Master Distributor understands that Motorola intends to review its distribution strategy and the terms and conditions of this Agreement on an ongoing basis.

2. PRODUCTS, PRICES, NO RETAIL SALES, MASTER DISTRIBUTOR LOCATION AND SUPPLEMENTARY TERMS AND CONDITIONS

      During the term of this Agreement, Master Distributor agrees to purchase and Motorola agrees to sell, in accordance with the terms, conditions, limitations and prices set forth in this Agreement, only those selected products ("Products") as described in the then current Attachment A - Products, Area of Primary Marketing Responsibility to this Agreement.

(b) Master Distributor agrees that the entire contents of Attachment A are subject to change or withdrawal at any time at the sole discretion of Motorola upon thirty (30) days prior written notice to Master Distributor and when written notice of such changes or withdrawals has been sent to Master Distributor by Motorola, all earlier inconsistent or withdrawn contents shall be automatically superseded after the effective date stated in such notices. Motorola may withdraw or change (i) Attachment A, (ii) each or any individual Product, or (iii) the design or specifications for the Products at any time, in any way, without liability or.obligation to Master Distributor or Master Distributor's customers. (c)Master Distributor specifically acknowledges the existence of other products, product lines and services of Motorola and agrees and consents to the limitation of this Agreement solely to the Products as listed in Attachment A. Master Distributor also specifically acknowledges that Motorola distributes various products and services by other contractual relationships, and Master Distributor agrees that nothing contained in this Agreement shall be deemed to create any express or implied obligation on Motorola to establish any such other contractual relationship with Master Distributor.

(d) Master Distributor agrees to sell each Product item it buys from Motorola under this Agreement only to Resellers. A "Reseller" means a third party commercial for-profit business entity that: (a) is located in Master Distributor's Area (defined in Paragraph 6 below), (b) is identified in writing by Motorola as an Authorized Canopy(TM) Distributor ("ACD") or Authorized Canopy(TM) Solutions Provider ("ACSP") and (c) buys the Products from Master Distributor pursuant to a Reseller Contract (defined in Paragraph 3 below), MASTER DISTRIBUTOR AGREES IT WILL NOT, UNDER ANY CIRCUMSTANCE, SELL THE PRODUCTS DIRECTLY TO ANY END USER CUSTOMER. Master Distributor shall be eligible to earn rebates and other incentives when Master Distributor sells eligible Product to Resellers that have been identified in writing by Motorola as a Master Distributor's "Designated ACD and/or ACSP".

(e) Master Distributor shall sell the Products only from the Master Distributor's location written above and such other locations as are authorized, in writing, by Motorola. Master Distributor shall not appoint any sales agent or representative (other than its employees) in. connection with the performance of the Agreement; provided, however, Motorola, in its sole discretion upon a duly executed amendment to this Agreement, may allow Master Distributor to appoint specified agents to seek sales of the Products within Master Distributor's Area to Resellers.

(f) Master Distributor agrees that the Supplementary Terms and Conditions contained in Attachment B are incorporated into this Agreement by this reference.

3. MASTER DISTRIBUTOR SALES TO RESELLERS. END USER CUSTOMER AND RESELLER PASS THROUGH PROVISIONS, WARRANTY PROCESSING OBLIGATION

(a) Master Distributor shall only make sales of the Products to a Reseller and only in the name of and for the account of Master Distributor. For each such sale, the Products sale contract between Master Distributor and each Reseller shall, in writing, require of each Reseller, those duties and obligations necessary to effectuate the terms, conditions and limitations of this Agreement ("Reseller Contract"). By way of example of the preceding sentence, but not limitation, for each Reseller Contract: (i) the duration of that contract may not exceed the term of this Agreement, and (ii) the Reseller must agree to pass through to the intended audience, the end user customer pass through provisions set forth in Paragraphs 3(b) below.

(b) Master Distributor acknowledges that certain of the provisions contained in Attachment B are, by their sense and context, intended for a Reseller's end user customer who will acquire one or more of the Products from a Reseller. For each such provision in Attachment B, Master Distributor

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      agrees it will obligate each of its Resellers that, both prior to and as part of each transaction between a Reseller and its end user customer, the Reseller will notify its end user customer of the specific requirements, rights, duties and limitations contained in the Warranty/Warranty Disclaimer, Software License and Software Warranty/Warranty Disclaimer, Patent, Copyright and Trademarks, FCC and Other Governmental Matters provisions in Attachment B.

(c) Master Distributor acknowledges that certain of the provisions contained in Attachment B are, by their sense and context, intended for the Reseller who will acquire one or more of the Products from Master Distributor. For each such provision in Attachment B, Master Distributor agrees it will notify each Reseller of and, as applicable, obligate each Reseller regarding the specific requirements, rights, duties and limitations contained in the Title and Security, Warranty/Warranty Disclaimer. Software License and Software Warranty/Warranty Disclaimer, Patent, Copyright and Trademarks, FCC and Other Governmental Matters, and Compliance with Law provisions in Attachment B, and any other provisions Motorola may from time to time notify Master Distributor are required.

(d) Master Distributor agrees to process all Resellers' end user customer Products warranty claims presented to it through its Resellers or those end user customers in accordance with Motorola's then current applicable Master Distributor Products Warranty Repair/Return procedure.

4.    MASTER DISTRIBUTOR'S SCOPE OF DISTRIBUTION

      (a) Motorola appoints Master Distributor as a master distributor for the Products in the assigned Area of Primary Marketing Responsibility. Master Distributor specifically acknowledges the right of Motorola in Motorola's sole and unrestricted discretion, without any liability or obligation to Master Distributor, to appoint additional distributors, dealers, resellers or finders and/or make direct or indirect sale or distribution of any Motorola products or services, similar or dissimilar, or any non-Motorola products or services in Master Distributor's assigned Area of Primary Marketing Responsibility and elsewhere, anytime and to anyone.

      (b) Master Distributor agrees to focus its efforts on maximizing sales of the Products to Resellers in Master Distributor's Area of Primary Marketing Responsibility and to sell the Motorola Product solution in at least eighty percent of Master Distributor's relevant sales transactions. Master Distributor shall not otherwise promote or sell competing unlicensed point to point or point to multipoint solutions, and will confer with o Motorola in the event certain additional third party products are required to supplement the Motorola Product solution.

      (c) Notwithstanding other provisions in this Agreement that prohibit Master Distributor from selling Product to end user customers, Motorola may, from time to time, approach Master Distributor with an opportunity to sell Product to an end user customer that has been working with Motorola ("Referred Customer"). If Distributor is interested in selling Product directly to such Referred

            Customer under terms described by Motorola, Motorola shall provide Master Distributor with a Referred Customer sales rebate ("Referred Customer Rebate"). The Referred Customer Rebate is calculated as:
            (Master Distributor purchase price of the Product less Master Distributor's net sales price of the Product plus [***] of Master Distributor's net sales price of the Product). In the event such total calculation described in the parentheses ( ) results in a negative number, Motorola shall not owe Master Distributor a Referred Customer Rebate or any other rebate and Master Distributor shall not owe Motorola any offsetting rebate.

      (d) Master Distributor shall specifically identify in writing to Motorola on a monthly basis all end user accounts to which entities within Master Distributor's distribution channel are devoting significant resources. Upon request by Motorola, Master Distributor shall provide documentation of what resources are being utilized to develop an account If in Motorola's reasonable discretion, it determines that Master Distributor's distribution channel is devoting significant resources to developing an identified end user account, such account shall be designated a target account ('Target Account").

            In the event that Motorola's Broadband Wireless Technology Center elects to sell Products directly to a Target Account without Good Cause, Motorola shall pay to Master Distributor art amount equal to [***] of the net sales price (after all discounts and rebates and not including any shipping costs, taxes or other costs or fees) of the Product sold directly by Motorola's Broadband Wireless Technology Center to the Target Account ("Service Fee").

            Good Cause exists if (i) for any reason the Target Account requests in writing that it purchase directly from Motorola Broadband Wireless Technology Center or (if) Motorola has reasonably determined that Master Distributor's performance of its obligations under this Agreement is deficient, has given Master Distribution notice of its performance deficiencies and Master Distributor has failed to correct the deficiencies within ten days of the notice,
            (iii) Master Distributor has given notice of termination, (iv) Master Distributor is unable to purchase sufficient Product to fulfill a Target Account's order or (v) Master Distributor elects not to fulfill any such order for a Target Account.

            The Service Fee for a particular Target Account will be payable for the shorter of (i) six months from the first direct sale of Product by Motorola's Broadband Wireless Technology Center to the Target Account, (ii) the expiration of the Agreement, (iii) Master Distributor's termination of the Agreement for its convenience or (iv] Motorola's termination of the Agreement in accordance with Section 10 (b).

            Motorola shall pay Master Distributor amounts due 01 offset existing payment obligations from Master Distributor, on a fiscal quarterly basis, within forty-five 45 days after the end of the fiscal quarter. The Service Fee shall not be paid on (i) sales of Product by

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            Motorola's Broadband Wireless Technology Center to distributors or other resellers or (ii) sales to any end-user customers or to any other distributors or resellers by any other division or business entity of Motorola.

    CONFIDENTIALITY

During and for three years after the termination or expiration of this Agreement, each party shall maintain in strict confidence all confidential information disclosed to such party by the other party or by others, including, but not limited to, (i) the contents of Attachment A and all revisions thereof, all price and marketing information, customer lists, drawings, technical information and data, and other information of any nature relating to Motorola products and services or the sale or distribution thereof, or (ii) to Master Distributor confidential information. All information disclosed by either party hereunder and information Master Distributor obtains in connection with this Agreement shall be used solely in furtherance of the distribution of Motorola Products and services.

6.    AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS

Master Distributor agrees that its defined role in Motorola's distribution system is necessary in order to most efficiently assist Motorola, Master Distributor and Motorola's other distributors, dealers, representatives and resellers to expand Motorola's distribution of the Products and to provide the highest levels of customer satisfaction. Accordingly, Master Distributor agrees to use its best efforts to promote and sell the Products only to Suppliers within the territory described on Attachment A-Products, Area of Primary Marketing Responsibility for Products, then in effect ("Area"). Master Distributor acknowledges that it may not sell Products to any Reseller whose principal place of business is outside of Master Distributor's Area. Master. Distributors sales volume performance as a distributor of the Products will be evaluated based only on its sales volume performance of sales to Resellers whose principal places of business are in Master Distributor's Area. Master Distributor's use of its best efforts within the Area is essential to continuation of the Agreement.

Sales to the End User Customers: Any direct distribution, transshipment and/or sale of Products by Master Distributor to end user customers is prohibited.

Sales to the U.S. Government: Any direct distribution, transshipment and/or sale of Products by Master Distributor to the United States Government or any of its departments, agencies or subdivision or to any prime contractor selling to any of those entities is prohibited. In the event that Master Distributor's Reseller elects to sell Products or services to the U.S. Government, Master Distributor's Reseller does so solely at its own option and risk, and agrees not to obligate Motorola as a subcontractor or otherwise to the U.S. Government. Master Distributor's Reseller remains solely and exclusively responsible for compliance with all statutes and regulations governing sales to U.S. Government. Motorola makes no representations, modifications or warranties whatsoever with respect to the ability of its goods, services or prices to satisfy any such statutes and regulations.

Sales outside of Master Distributor's Area of Primary Marketing Responsibility:
Except as agreed to in writing with Motorola, any direct or indirect distribution, transshipment and/or sale of Products by Master Distributor (through a Reseller or otherwise) outside of Master Distributor's Area of Primary Marketing Responsibility are prohibited.

7.    SALES PERFORMANCE

(a) Best Efforts: Master Distributor agrees to use and devote its best efforts during any term of this Agreement to actively promote and sell the Products to maximize the sale of the Products to Resellers in Master Distributor's Area in accordance with this Agreement.

(b) Permitted and Prohibited Advertising: Master Distributor's sales personnel and each of its Resellers shall be kept properly informed by Master Distributor as to all of the advertising and marketing programs and policies of Motorola and shall pursue said programs and policies in a manner reflecting the high standards, valuable goodwill and business reputation of Motorola. To assist Master Distributor in promoting sales of the Products, Motorola may furnish such promotional content and other advertising aids as Motorola deems necessary.

      Master Distributor shall not promote, advertise, or sell the Products outside of Master Distributor's Area.

(c) Performance Standards: Motorola will evaluate Master Distributor's performance with respect to the sale of Products primarily on the basis of Master Distributor's sales volume and promotional efforts. Sales volume shall be measured by total number of units and/or total dollar sales per year of Products sold by Master Distributor to Resellers in Master Distributor's Area. Motorola will, in its sole discretion, establish reasonable sales objectives and/or performance standards for Master Distributor for each contract term and may consider those objectives, among other factors, in evaluating Master Distributor's sales performance.

(d) Forecast: During the term of this Agreement, Master Distributor shall provide Motorola, in a form to be provided by Motorola, monthly forecasts to assist Motorola in maintaining an orderly production flow for the purpose of meeting Master Distributor's delivery requirements. Master Distributor's failure to provide such information may be considered cause by Motorola for excusable delivery delay.

(e) Inspection of Master Distributor's Facilities: Motorola may inspect Master Distributor's facilities and operations as related to Master Distributor's performance under this Agreement during normal business hours and with reasonable prior notice.

(f) Dedicated Resources: In order to effectively and rapidly introduce this new Motorola product and to develop new market demand, Master Distributor agrees to maintain a sales organization adequate to effectively promote and market the Products in the Area of Primary Marketing Responsibility, [***].

8.    ETHICAL PRACTICES

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Motorola has historically depended on product quality and superiority, combined with outstanding support capability to sell its products in all parts of the world. Motorola believes it can continue to grow and prosper without succumbing to improper or [ILLEGIBLE]ical demands. Motorola will not do business with any [ILLEGIBLE]butor, agent, customer, or other person if Motorola knows or sects the existence of questionable practices. Master Distributor agrees with the Motorola policy stated in this Section. Master Distributor agrees not to offer, promise or pay anything of value, directly or indirectly, to any government official, political party official, political party or candidate for office in order to secure any undue or improper advantage or benefit for it or Motorola in connection with business opportunities which are the subject of this Agreement. If Master Distributor or any person under its responsibility, including but not limited to its directors, officers, employees and agents fails to comply in all respects with the policy set forth in this Section, Motorola may immediately terminate this Agreement without any liability whatsoever to Master Distributor.

9.    PARTY RELATIONSHIP

This Agreement does not create an agency, joint venture or partnership between Master Distributor and Motorola. Neither party shall impose or create any obligation or responsibility, express or implied, or make any promises, representations or warranties on behalf of the other party, other than as expressly provided herein. Nothing in this Agreement shall be construed so as to make Master Distributor, its employees or agents an employee of Motorola, and Master Distributor shall not be entitled to participate in any of Motorola's employee benefit [ILLEGIBLE]ams. Motorola shall not be liable to pay wages, withhold any taxes, provide any insurance, .or otherwise be obligated as an employer. Motorola shall not be responsible to any of the various governmental agencies for Worker's Compensation Insurance or any other type of employee insurance, withholding taxes, or social security taxes for Master Distributor, employees or other agents of Master Distributor. The relationship created by this Agreement does not create a franchise to Master Distributor by Motorola and is not intended by the parties to constitute the granting of a franchise to Master Distributor by Motorola, and no federal, state or local franchise statute, law, regulation or rule is intended by the parties to apply to such relationship; nor shall any such franchise statute, law regulation or rule be deemed or construed to apply to the formation, operation, administration, termination or expiration of this Agreement. Master Distributor expressly acknowledges and confirms that it has not paid and will not pay any fee to Motorola in connection with this Agreement, and that none of the terms, conditions or amounts provided for in this Agreement can be characterized to constitute such a fee.

10.   TERMINATION

This Agreement may be terminated:

(a) By either party, without cause and for its convenience, upon thirty (30) days prior written notice to the other party at any time; or

(b) By Motorola at any time upon the occurrence of any of the following events:

      (1) a change in the control, management or ownership of Master Distributor which in Motorola's sole opinion is unacceptable to Motorola;

      (2) Master Distributor's ceasing to function as a going concern, declaring bankruptcy, having a receiver for it appointed, or otherwise taking advantage of any insolvency law;

      (3)Master Distributor's failure to cure any breach of this Agreement within fifteen (15) days after Motorola's written notification to Master Distributor of such breach;

      (4) any untrue statement of a material fact, or omission to state a material fact in any communication provided by Master Distributor to anyone in connection, with this Agreement, its terms, conditions or amounts, the performance of this Agreement or any Motorola products or services referred to by this Agreement;

      (5) Master Distributor's engaging in any act or failure to act related to the subject matter of this Agreement which is determined to be illegal or an unfair or deceptive trade practice in violation of any applicable federal, state or local law, or which in the opinion of counsel to Motorola constitutes such an illegal, unfair, or deceptive act or practice;

      (6) Any unauthorized use by Master Distributor of any sales agent or representative in connection with the performance of this Agreement.

      (7) Receipt of customer complaints which, in Motorola's sole opinion, indicate that Master Distributor is not achieving Motorola's standards of total customer satisfaction.

      (8) Master Distributor's failure to conduct its business in an ethical manner as required by Paragraph 8, ETHICAL PRACTICES.

11.   EFFECT OF TERMINATION OR EXPIRATION

(a) IF THIS AGREEMENT IS TERMINATED OR EXPIRES, OR IF MOTOROLA CANCELS ANY OF MASTER DISTRIBUTOR'S ORDERS FOR THE PRODUCTS WHICH REMAIN UNDELIVERED ON THE EFFECTIVE DATE OF ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT, EACH SUCH ACT OR OCCURRENCE, AS APPLICABLE, IN AND OF ITSELF OR IN COMBINATION, CANNOT OPERATE TO CREATE A CLAIM IN MASTER DISTRIBUTOR AGAINST MOTOROLA FOR ANY DAMAGES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, ANY CLAIM FOR LOSS OF PROFITS OR PROSPECTIVE PROFITS) WHICH ARE IN ANY WAY RELATED TO THE SALE OR PURCHASE OF PRODUCTS OR SERVICES UNDER THIS AGREEMENT.

(b) All sums owed by either party to the other shall become due and payable immediately upon termination or expiration of this Agreement.

(c) Upon termination or expiration of this Agreement, Master Distributor shall, within five (5) working days of such

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      termination or expiration, deliver to such address as Motorola shall specify all Motorola property, including, but not limited to; all equipment, customer data, software items, catalogs, drawings, designs, engineering photographs, samples, literature, sales aids and any confidential business information and trade secrets of Motorola in Master Distributor's possession along with all copies.

(d) Upon termination or expiration of this Agreement, Motorola shall be relieved of any obligation to make any further shipments under this Agreement and, with respect to termination, may cancel all of Master Distributor's unshipped orders for the Products, irrespective of previous acceptance by Motorola. Motorola shall have no obligation or liability to Master Distributor, its Resellers or prospective customers of any Reseller in connection with any such cancellations unaccepted orders.

(e) Motorola's acceptance of any order by Master Distributor for Products after the termination or expiration of this Agreement shall not be construed as a renewal or extension of this Agreement, nor as a waiver of termination or expiration of this Agreement.

(f) The terms, provisions, representations and warranties contained in this Agreement that by their sense and context are intended to survive the performance thereof by either or both parties shall so survive the completion of performances and termination or expiration of this Agreement, including without limitation the making of any and all payments due under this Agreement.

      OPTION TO REPURCHASE PRODUCTS

(a) Upon any termination or expiration of this Agreement, Master Distributor shall notify Motorola in writing of its currently existing inventory of Products and Motorola shall have the option, but not the obligation, to repurchase all or any part of Master Distributor's remaining inventory of products at the net price paid to Motorola for such inventory by Master Distributor. Said option may be exercised upon written notice to Master Distributor mailed within fourteen (14) days following the receipt by Motorola of Master Distributor's written inventory report. Upon exercise of said option to repurchase, Motorola and Master Distributor shall take an inventory of all Products in control of Master Distributor.

(b) Upon any termination or expiration of this Agreement, prior to selling Products in unsold inventory to any third party, Master Distributor shall first have offered to sell such Products to Motorola at Master Distributor's net purchase price, and Motorola shall have refused to accept such offer within ten (10) days after receipt thereof.

(c) In the event Motorola exercises its option to repurchase all or any part of Master Distributor's inventory of Products, Master Distributor hereby agrees to sell such inventory to Motorola as of the date of termination or expiration of this Agreement, and to deliver the same immediately upon such termination, at Motorola's sole cost and expense (unless this Agreement is being terminated by Motorola due to Master Distributor's breach, then at Master Distributor's sole cost and expense) to such place(s) as Motorola shall designate, free and clear of any liens or encumbrances thereon. To the extent that Motorola does not repurchase all of Master Distributor's remaining inventory of Products, Master Distributor shall be permitted to sell such remaining inventory of Products in its normal course of business subject to the terms, conditions and restrictions stated herein.

(d) Motorola shall pay Master Distributor for the inventory of Motorola Products repurchased within forty-five (45) days after receipt of said Motorola Products and accompanying invoice by Motorola. Motorola shall have the right to offset against any moneys payable hereunder for repurchased Products any moneys that are due and owing from Master Distributor to Motorola as of the date any such payment is due.

13.   WAIVER

The failure of either party to insist in any one or more instances upon the performance of any of the terms, covenants, or conditions in this Agreement or to exercise any right under this Agreement, shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition or the future exercise of any such right, and the obligation of each party with respect to such future performance or future exercise of any such right shall continue in full force and effect.

14.   MOTOROLA PRIOR PRODUCTS RESELLER AGREEMENT TERMINATED

In consideration of Motorola entering into this Agreement, Master Distributor agrees that any existing agreement between Master Distributor and Motorola for the sale of the Products is terminated upon the execution of this Agreement in accordance with all the terms and conditions of any such agreement.

15.   LIMITATIONS

(1) LIMITATION OF LIABILITY. EXCEPT FOR PERSONAL INJURY AND EXCEPT AS PROVIDED FOR IN ATTACHMENT B IN THE SECTION "PATENT COPYRIGHT AND TRADEMARKS", MOTOROLA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT WHETHER FOR BREACH OF CONTRACT, WARRANTY,. MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. MASTER DISTRIBUTOR'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION TO EITHER REFUND THE PURCHASE PRICE OR REPAIR OR REPLACE PRODUCTS THAT ARE NOT AS WARRANTED. IN NO EVENT, WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHERWISE, WILL MOTOROLA BE LIABLE FOR INCIDENTAL, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, LOSS OF PROFITS, LOSS OF DATA, COST OF CAPITAL, COST OF SUBSTITUTE PRODUCT(S), FACILITIES OR SERVICES, DOWNTIME

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      COST OR ANY CLAIM AGAINST MASTER DISTRIBUTOR BY ANY OTHER PARTY.

(2) INSURANCE. IT IS FURTHER UNDERSTOOD THAT MOTOROLA IS NOT AN INSURER AND THAT MASTER DISTRIBUTOR SHALL OBTAIN ALL INSURANCE, REQUIRED BY THIS AGREEMENT AND THAT MOTOROLA DOES NOT REPRESENT OR WARRANT THAT MOTOROLA PRODUCTS WILL AVERT OR PREVENT OCCURRENCES, OR THE CONSEQUENCES THEREFROM, WHICH ARE MONITORED, DETECTED OR CONTROLLED WITH USE OF THE PRODUCTS.

(3) TIME TO SUE. EXCEPT FOR MONEY DUE UPON AN OPEN ACCOUNT, NO ACTION SHALL BE BROUGHT BY MASTER DISTRIBUTOR FOR ANY BREACH OF THIS AGREEMENT MORE THAN TWO (2) YEARS AFTER THE ACCRUAL OF SUCH CAUSE OF ACTION EXCEPT WHERE A SHORTER LIMITATION PERIOD IS PROVIDED BY APPLICABLE LAW.

(4) NO REPRESENTATIONS. THE ISSUANCE OF INFORMATION, ADVICE, APPROVALS, INSTRUCTIONS OR COST PROJECTIONS BY MOTOROLA'S SALES PERSONNEL OR OTHER REPRESENTATIVES SHALL BE DEEMED EXPRESSIONS OF PERSONAL OPINION ONLY AND SHALL NOT AFFECT MOTOROLA'S AND MASTER DISTRIBUTOR'S RIGHTS AND OBLIGATIONS HEREUNDER UNLESS THE SAME IS IN WRITING AND SIGNED BY MOTOROLA WITH THE EXPLICIT STATEMENT THAT IT CONSTITUTES AN AMENDMENT TO THIS AGREEMENT.

16.   GENERAL

(a) All Attachments and any and all deletions, additions and revisions thereto, are incorporated into this Agreement and made a part hereof.

(b)   This Agreement can be amended as follows:

      (i) any additions, deletions, amendments or changes ("modification") to the Attachments to this Agreement (other than Attachment B-Supplementary Terms and Conditions) can be unilaterally made by Motorola upon thirty
      (30) days prior written notice to Master Distributor; Master Distributor's failure to terminate this Agreement when it is sent notice of the modification and this Agreement shall be deemed amended accordingly; or,

      (ii) any other additions, deletions, amendments or changes to this Agreement must be in writing and signed by Motorola and Master Distributor.

(c) Master Distributor acknowledges that it has read and understands these terms and conditions and agrees to be bound by them, and that this Agreement, including its Attachments, is the complete and exclusive statement of the agreement between the parties and supersedes all proposals, oral or written, and all other communications between the parties relating to the subject matter hereof.

(d) This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, legal representatives, successors and assigns. Master Distributor may not assign or subcontract this Agreement or any interest herein including, without limitation, rights and duties of performance, without the express prior written consent of Motorola.

(e) If any provision of this Agreement is contrary to, prohibited by or held invalid by any law, rule, order or regulation of any government or by the final determination of any state or federal court, such invalidity shall not affect the enforceability of any other provisions not held to be invalid.

(f) Section and paragraph headings used in this Agreement are for convenience only and are not to be used to construe the provisions of the Agreement.

(g) THIS AGREEMENT IS DEEMED BY THE PARTIES TO HAVE BEEN ENTERED INTO IN THE STATE OF ILLINOIS AND THIS AGREEMENT'S INTERPRETATION, CONSTRUCTION AND THE RIGHTS, DUTIES AND REMEDIES FOR ITS ENFORCEMENT OR BREACH ARE TO BE DECIDED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT APPLICATION OF CONFLICT OF LAWS PRINCIPLES.

      Motorola and Master Distributor will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. If those attempts fail, then the dispute will be mediated by a mutually acceptable mediator to be chosen by Motorola and Master Distributor within thirty
      (30) days after written notice by one of the parties demanding non-binding mediation. Neither party may unreasonably withhold consent to the selection of a mediator, and each party will share the costs of the mediation equally. By mutual agreement, however, Motorola and Master Distributor may postpone mediation until the parties have completed some specified but limited discovery about the dispute. The parties may also mutually agree to replace mediation with some other form of non-binding alternate dispute resolution ("ADR").

      Any dispute that the parties cannot resolve through negotiation or mediation within two (2) months of the date of the initial demand may then be submitted to a court located in Cook County, Illinois, U.S.A. for resolution. Both Motorola and Master Distributor consent to jurisdiction over it by such a court. The use of any ADR procedures will not be construed under the doctrine of laches, waiver or estoppel to affect adversely the rights of either party. Nothing will prevent either party from resorting to judicial proceedings ii (a) good faith efforts to attempt resolution of the dispute under these procedures have been unsuccessful or (b) interim relief from the court is necessary to prevent serious and irreparable injury to one of the parties or to others.

(h) Notices: Any notice required or permitted herein shall be in writing and shall be hand delivered transmitted via facsimile or mailed, postage fully prepaid, properly addressed to the party to be notified at the address shown below or the last known address given by such party to the other. Any such notice shall be considered to have been given when hand delivered or transmitted via facsimile with verbal acknowledgement by the receiving party or on the second (2nd) business day after it has been deposited in the mail in the manner herein provided.

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(i)   Acceptance: This Agreement is an offer by Master Distributor to Motorola for Master Distributor to be appointed a Master Distributor of the Products as set forth in this Agreement. This Agreement shall not become a binding contract between Master Distributor and Motorola until the date Motorola has signed the Agreement ("Agreement Date"). No act or omission regarding this Agreement or its performance by anyone, including Master Distributor or Motorola, which occurs prior to the Agreement Date can be characterized by anyone to either constitute acceptance of this Agreement by Motorola or otherwise create a claim in anyone related in any way to the subject matter of this Agreement.

17.   ATTACHMENTS

The following attachments are attached hereto and made a part hereof.

A.    Products, Area of Primary Marketing Responsibility for Products

B.    Supplementary Terms and Conditions

The parties deem this Agreement to be executed by their duly authorized representatives on the Agreement Date.

MOTOROLA, INC.                     MASTER DISTRIBUTOR

By: /s/ ANTHONY KOBRINETZ              By: /s/ OSCAR FUMAGALI
    -------------------------              ---------------------
     (Authorized Signature)            (Authorized Signature)
Print Name: ANTHONY KOBRINETZ      Print Name: OSCAR FUMAGALI
Title: VP AND GM CANOPY            Title: CHIEF FINANCIAL OFFICER
Signature Date:1/27/2003           Signature Date: JAN 23, 2003

Motorola Address For Notices:      Print Master Distributor Address For Notices:

Motorola, Inc.
Attention: Law Department          _____________________________________________
1303 East Algonguin Rd.            _____________________________________________
Schaumburg, IL 60196               _____________________________________________

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                      MOTOROLA MASTER DISTRIBUTOR AGREEMENT
                                  ATTACHMENT A

         PRODUCTS, AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS

PRODUCTS:
                                                MASTER DISTRIBUTOR'S
MODEL             DESCRIPTION       MSRP        PRICE

      (REFERENCE PRODUCT AND MSRP PRICE LIST PUBLISHED ON MOTOROLA'S Master
                             DISTRIBUTOR Web-Site)

Master Distributor shall purchase Motorola manufactured hardware Products directly from Motorola at [***] off Motorola's Manufacturer's Suggested Resale Price ("MSRP"). Master Distributor shall not be entitled to a discount on non-Motorola product, on product promotions or on services unless otherwise offered in writing by Motorola.

AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS

Master Distributor's area of primary marketing responsibility for the Products shall be:

                       LATIN AMERICA AND THE CARIBBEAN (1)

(1) Product can only be distributed into Master Distributor's Area of Primary Marketing Responsibility countries certified for shipment and operation, or where appropriate alternative permits, trial licenses, etc., have been secured and approved by Motorola. A current listing of such countries is included below.

Country:

[***]

Motorola and Master Distributor may agree in writing to expand Master Distributor's area of primary marketing responsibility. In such case, Motorola and Master Distributor shall execute an Addendum to this Agreement that specifies the additional Area(s) and that includes new or modified terms and conditions for sales into the additional Area(s).

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                      MOTOROLA MASTER DISTRIBUTOR AGREEMENT
                                  ATTACHMENT B
                       SUPPLEMENTARY TERMS AND CONDITIONS

A.    SUPPLEMENARY TERMS

(1) MASTER DISTRIBUTOR'S MINIMUM PURCHASE TARGETS. Master Distributor shall purchase from Motorola, as a [***] target, [***] in Product on an annual basis. Purchases will be monitored on a quarterly basis and reviewed with the Master Distributor to ensure Master Distributor is capable of reaching the annual [***] target. If after [***], a Master Distributor has not purchased [***] of Product, Master Distributor may no longer qualify to participate as a Motorola Authorized Master Distributor.

(2) STOCKING REQUIREMENTS AND INITIAL STOCKING ORDER. Master Distributor is required to stock in its warehouse(s) [***] average inventory of Products based on previous sales and submitted forecasts. Master Distributor shall place an initial stocking order with Motorola for Product with a value not less than [***] upon execution of this Agreement

      REBATES, CO-OP & OTHER MASTER DISTRIBUTOR PROGRAMS. Rebates, Co-op and other Master Distributor programs may be offered by Motorola to Master Distributor during this Agreement on terms and conditions published by Motorola in the applicable Canopy(TM) Master Distributor Program.

(4) ORDERS, ACCEPTANCE, CREDIT APPROVAL. Purchase and sale shall occur only by Motorola's acceptance of orders submitted by Master Distributor. An order may be submitted on Motorola's standard Master Distributor Product Order Form. Facsimile, telegraph and verbal orders may also be submitted. Acceptance shall be documented by a Motorola invoice sent to Master Distributor. Master Distributor acknowledges and agrees that the invoice is accurate and final unless objected to in writing within ten (10) days of receipt by Master Distributor.

      Acceptance shall be only upon terms and conditions of the Agreement and the listed Attachments. The only effect of any terms and conditions in Master Distributor's purchase orders or elsewhere shall be to request the time and place of delivery and number of Products to be delivered, but they shall not change, alter or add to these terms and conditions in any way. One of the conditions of acceptance is Master Distributor's obtaining and maintaining credit approval from Motorola. Master Distributor shall provide Motorola with financial information and statements as requested by Motorola to obtain and maintain Master Distributor's credit approval.

(5) CANCELLATION. Master Distributor, at no cost, may cancel an individual order by giving Motorola notice of such cancellation at least thirty (30) days prior to the scheduled shipping date. Except in cases where Motorola is the direct cause of Master Distributor's cancellation, partial cancellation or rescheduling, Motorola shall have the option to not cancel an individual order when such notice is received by Motorola within thirty
      (30) days of the scheduled shipping date of the order. Except in cases where Motorola is the direct cause, of Master Distributors' cancellation, partial cancellation or rescheduling, if Motorola agrees to Master Distributor's cancellation on less than 30 days notice, Master Distributor shall pay a [***] [***] cancellation charge as liquidated damages and not as a penalty for each such cancellation.

(6) SHIPPING. Motorola will ship Products in one or more full-box packages, in Motorola's sole discretion, pre-paid via Motorola's standard surface shipping or via Master Distributor's requested surface shipping/shipping payment account, only to Master Distributor locations) expressly authorized by this Agreement. All shipping costs, including any expedited delivery, via air shipment or otherwise, requested by Master Distributor shall be paid by Master Distributor. Motorola may prepay the freight and other handling charges associated with delivery and add all such charges to Master Distributor's invoice or utilize Master Distributor's shipping account numbers directly. All Products supplied to Master Distributor by Motorola under this Agreement shall be packed, marked and otherwise prepared for shipment in a manner which is in accordance with good commercial practice.

(7) PRODUCT LABELING. Each Product shipped under the terms of the Agreement may be labeled with Motorola's brand name logo or other Motorola trademark. In its sale advertising and promotion of the Products, Master Distributor is authorized to use the Motorola brand name logo or other such trademark, if any, only in a statement that identifies that the Products are manufactured by Motorola, Inc.

(8) DELIVERY. Shipping or delivery dates are best estimates only. Motorola reserves the right to make deliveries in installments and this Agreement shall be severable as to such installments. Delivery delay or default of any installment shall not relieve Master Distributor of its obligation to accept and pay for remaining deliveries. In the event of shortage of a Product, neither the acceptance of an order by Motorola nor the shipment of any portion of any order will require Motorola to complete shipment of that order. Furthermore Motorola will have the right at any time to allocate shipments of a Product in any manner which in its discretion will equitably meet the needs of the situation. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCREASED COSTS, LOSS OF PROFITS OR GOODWILL OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL

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      DAMAGES DUE TO LATE DELIVERY OR NONDELIVERY OF PRODUCTS.

(9) PAYMENT. Each delivery shall be separately invoiced without regard to other deliveries and payment from Master Distributor shall be due and payable [***] without regard to other deliveries. Motorola may offer prompt payment discounts or extended payment terms and Master Distributor should inquire as to the availability and details of such programs. As security for Master Distributor's payment obligations to Motorola for Products to be delivered to Master Distributor but not paid for in advance, Motorola may require Master Distributor, before shipment, to grant to Motorola a security interest in such Products and their proceeds to the extent of any unpaid balances for the Products. Motorola will not attempt to exercise this right to the extent it already has an existing security interest that applies to the Products. In such case, Master Distributor agrees not to subject any of such Products to a lien in favor of any entity or person, other than a governmental entity, that is senior to or has priority over Motorola's security interest. Master Distributor shall promptly execute and file, at Motorola's expense, any documents reasonably requested by Motorola to perfect, and to continue the perfection of, such security interest.

(10) TITLE AND SECURITY. All deliveries are Ex Works, INCOTERMS 2000, Motorola's factory. Title to Products (excluding software, where title is not transferred), risk of loss and payment of all transportation costs and insurance shall pass to Master Distributor at the factory shipping point.

(11) PRICE PROTECTION. Motorola may increase prices at any time, upon [***] prior written notice of the effective date of any such change. Price increases will not apply to orders Motorola has accepted before the effective date of the increase. Motorola will extend the current price for a period of [***] from the effective date of a price increase upon Master Distributor providing written documentation to Motorola of all outstanding bids, within [***] of receipt of Motorola's notice of a price increase. Price decreases will become effective on the "effective date" specified in Motorola's notification. The price decrease will apply to unshipped items specified on orders Motorola has accepted prior to the effective date of the decrease. Price adjustment will be made for Products in transit to Master Distributor on the effective date of the price decrease if Motorola invoiced Master Distributor for the Products at the higher price. Master Distributor may be entitled to a credit for the difference between the price paid for Products in Master Distributor's inventory on the effective date of the decrease and the new lower price provided the Products are still in inventory and were delivered to Master Distributor no earlier than [***] before the effective date of the price decrease. To qualify for the credit, Master Distributor must identify each unit by Product code, shipment date, equipment serial number, invoice number and net invoice price. Master Distributor's request for a credit must be submitted to Motorola within [***] after Motorola notifies Master Distributor of the reduction. Motorola will issue the credit upon verification of Master Distributor's request.

(12) STOCK ROTATION. Once each calendar quarter, Master Distributor may return as a stock rotation, eligible Products to Motorola for full credit. Master Distributor must, as a condition of such stock rotation return, issue a purchase order for new Products having at least the same dollar value of the returned Products. To be eligible for credit or repurchase under this Section, the Product must have been purchased or licensed from Motorola, be a current model in Motorola's product line at the time of repurchase, still be in its original, unopened container and was originally shipped by Motorola no earlier than 90 days before the date of return. Taxes, transportation costs, and any other additional charges will not be considered part of the price Master Distributor paid for the Products. Master Distributor shall also bear all freight costs and risk of loss or damage in returning the inventory to Motorola. Damaged or used Product is ineligible for stock rotation.

(13) WARRANTY REPAIR OBLIGATIONS. Master Distributor agrees to provide first level warranty support to its Resellers and Resellers' end user customers. Master Distributor shall test and validate all warranty claims prior to returning any Product to Motorola. Motorola agrees that it shall provide Master Distributor with thirty (30) days notice prior to modifying its warranty terms and conditions. All warranty Return Material Authorizations ("RMA") shall be documented as to the reason for the return by Master Distributor. Motorola shall provide the proper documentation to be filled out by Master Distributor.

(14) POINT OF SALE REPORTING. Master Distributor shall provide to Motorola, in a form provided by Motorola, Point of Sale ("POS") information on a monthly basis by the third business day of Motorola's fiscal calendar. Master Distributor shall provide additional information to Motorola upon Motorola's reasonable request.

(15) INVENTORY REPORTING. Master Distributor shall provide to Motorola, in a form provided by Motorola on the first business day of each week, an inventory report showing Motorola Product part #, quantities and purchase price.

(16) QUARTERLY BUSINESS REVIEW. Motorola and Master Distributor shall conduct regular business reviews on at least a quarterly basis. Master Distributor shall appoint a dedicated product manager to manage the relationship between Motorola and Master Distributor. Master Distributor's dedicated program manager shall attend all quarterly business reviews.

B.    WARRANTY/WARRANTY DISCLAIMER, WARRANTY PROCEDURE

Motorola warrants the Products in accordance with an express written commercial or limited warranty, as applicable, and make no representation or warranty of any other kind. The applicable warranty is extended by Motorola neither to Master Distributor nor any Reseller but only to the original end user customer purchaser of the Products from a Reseller of the Master Distributor and is not assignable or transferable to subsequent purchasers, unless otherwise specified in writing to such original end user customer purchaser. Master Distributor will require that

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each of its Resellers provide the original end user customer purchaser with the applicable Motorola Product warranty and, if applicable, a software license and software warranty prior to the sale of the Products. Neither Master Distributor nor any of its Resellers shall issue any warranties, guarantees or licenses with Product to the Products which purport to obligate Motorola to any [ILLEGIBLE] or entity other than the applicable warranties or license furnished for the Products by Motorola pursuant to this Attachment B. From time to time, Motorola may change its applicable warranties on thirty (30) days prior written notice to Master Distributor. To the extent that Master Distributor makes any warranty or representation to its customers or any other third party in respect of the Products, it is understood that such representation or warranty shall be made solely for the Master Distributor's account and shall not bind the Motorola. The Master Distributor shall indemnify and hold Motorola harmless from and against any claims, liabilities and expenses (including, but not limited to, attorney's fees) asserted against, or incurred by, Motorola resulting from the Master Distributor making any such representation or warranty and/or any other express or implied warranty of the Master Distributor.

MOTOROLA DOES NOT EXTEND ANY WARRANTY TO MASTER DISTRIBUTOR OR ANY RESELLER OF MASTER DISTRIBUTOR, AND ALL WARRANTIES EXPRESS OR IMPLIED ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

If any Motorola Product furnished hereunder is initially defective, i.e., defective at the time of delivery, Master Distributor's sole Remedy shall be to return the product to Motorola for replacement or repair at Motorola's sole discretion. All returns must be returned in the-original container and packing with all accessories and instructions. The foregoing constitutes Master Distributor's sole remedy with respect to initially defective Motorola Products; Master Distributor shall have no right to reject all or any part of any shipment of Motorola Products furnished hereunder because any or all of such Motorola Products may be initially defective.

C.    SOFTWARE LICENSE AND SOFTWARE WARRANTY /WARRANTY DISCLAIMER

A separate Motorola Software License and Software Warranty may apply to certain Products and individual items of software. When Master Distributor is advised by Motorola that a Motorola Software License and Software Warranty apply to Products containing Motorola Software that are purchased from Motorola for resale, or relicensing, as the case may be, Motorola will advise Master Distributor of the procedures that must be taken in connection with the sale and/or licensing of such Products and/or Motorola Software such as a requirement that Master Distributor, Master Distributor's Resellers and each end user customer of each Reseller sign an applicable Motorola Software License prior to delivery of the Products and Motorola Software. From time to time, Motorola may change such separate software licenses, warranties and procedures on prior written notice to Master Distributor. MOTOROLA DOES NOT EXTEND ANY SOFTWARE WARRANTY TO MASTER DISTRIBUTOR OR ANY RESELLER OF MASTER DISTRIBUTOR, AND ALL WARRANTIES EXPRESS OR IMPLIED ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

D.    PATENT, COPYRIGHT AND TRADEMARKS

(1) INDEMNIFICATION. Motorola agrees to defend, at its expense, any suits against Master Distributor, Master Distributor's Reseller or a Reseller's end user customer based upon a claim that any Motorola manufactured Products furnished hereunder directly infringe a U.S. patent or copyright and to pay cost and damages finally awarded in any such suit, provided that Motorola is notified promptly in writing of the suit and, at Motorola's request and at its expense, is given control of said suit and all requested assistance for defense of same. If the use or sale of any such Product(s) furnished hereunder is enjoined as a result of such suit, Motorola, at its option and at no expense to Master Distributor, Master Distributor's Reseller or a Reseller's end user customer, shall obtain for Master Distributor, its Reseller or the Reseller's end user customer, as applicable, the right to use or sell such Product(s), or shall substitute an equivalent Product reasonably acceptable to Master Distributor, its Reseller or the Reseller's end user customer, as applicable, and shall extend this indemnity thereto, or shall accept the return of such Product(s) and reimburse Master Distributor, its Reseller or the Reseller's end user customer, as applicable, the purchase price therefor less a reasonable charge for reasonable wear and tear. In no event shall Motorola be liable for any: (i) infringement by goods or associated software manufactured and/or supplied by third parties; (ii) infringement arising from a combination of the Products with other elements, or modification of the Products after delivery by Motorola; (iii) infringement arising out of compliance with" Master Distributor's or its Resellers' specifications, (iv) royalties payable based on a per use basis, or subscriber revenues derived therefrom, or any royalty basis, other than a reasonable royalty based upon revenue derived by Motorola from Master Distributor from sales or license of the infringing Products;
      (v) royalties payable with respect to, ON intellectual property claims related to intellectual property rights associated with compliance with or implementation of standards issued by public or private standards bodies. THE TERMS AND CONDITIONS OF THIS ORDER CONTAIN THE SOLE AND EXCLUSIVE LIABILITY OF MOTOROLA FOR INFRINGEMENT OR THE LIKE OF PATENTS, TRADEMARKS, COPYRIGHTS, TRADE SECRETS AND OTHER INTELLECTUAL PROPERTY RIGHTS IN CONNECTION WITH THIS AGREEMENT WHETHER DIRECT OR CONTRIBUTORY, AND IS IN LIEU OF ALL WARRANTIES, EXPRESS, IMPLIED OF STATUTORY IN REGARD THERETO, INCLUDING WITHOUT LIMITATION, THE WARRANTY AGAINST INFRINGEMENT SPECIFIED IN THE UNIFORM COMMERCIAL CODE. IN NO EVENT SHALL MOTOROLA BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM INFRINGEMENT OF ALLEGED INFRINGEMENT PATENTS OR COPYRIGHTS.

(2) COPYRIGHTS AND MASK WORKS. Laws in the United States and other countries preserve for Motorola certain exclusive rights in the Motorola Software, mas

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      works and other works of authorship furnished hereunder, including, without limitation, the exclusive right to prepare works derived from same, reproduce same in copies and distribute copies of same. Each such item of Motorola Software, mask work and other work of authorship may be used in only the Product in which such item was originally embodied and such item in such Product may not be replaced, copied, distributed, modified in any way, or used to produce any derivative thereof. No other use including, without limitation, alteration, modification, reproduction, distribution or reverse engineering of any such item or exercise rights in any such item is permitted.

(3) REVERSE ENGINEERING. Master Distributor acknowledges Motorola's claim that the Motorola Software and Products furnished hereunder contain valuable trade secrets of Motorola and therefore agrees that it will not translate, reverse engineer, de-compile or disassemble or make any other unauthorized use of such Motorola Software and Products. Since unauthorized use of such Motorola Software and Products will greatly diminish the value of such trade secrets and cause irreparable harm to Motorola, Master Distributor agrees that Motorola, in addition to any other remedies it may have, shall be entitled to equitable relief to protect such trade secrets, including, without limitation, temporary and permanent injunctive relief without the proving of damage by Motorola.

(4) TRADEMARK AND PROPRIETARY MARKS. The Products shipped under the terms and conditions of this Agreement may carry Motorola's trademark and proprietary marks or such other logo or proprietary marks of Motorola, which may not be used by Master Distributor except as Motorola may expressly agree to in writing prior to any use of such other logo or mark. Master Distributor hereby acknowledges the validity of the trademark "MOTOROLA" as well as of all other proprietary marks which are affixed to the Products and agrees that the aforesaid trademarks and proprietary marks are and shall remain the property of Motorola. Master Distributor shall not do anything to infringe upon, harm, or contest the validity of the aforesaid trademarks or other proprietary marks of Motorola. Unless otherwise agreed to in writing, Master Distributor may not use the trademark "MOTOROLA" in connection with the promotion or sale of such Motorola Products but may only state that such Products are manufactured by Motorola. Except as Motorola may otherwise specifically provide in writing, such promotion shall be at Master Distributor's sole cost and expense. Master Distributor agrees that it shall not use the trademark "MOTOROLA" as part of the name under which it conducts business. Permission to display the word "MOTOROLA", or any other proprietary word or symbol owned by Motorola or its affiliates, is only as stated above and it is expressly understood that nothing herein shall grant to Master Distributor any right, title or interest in the word "MOTOROLA" (either alone or in association with other words, names or symbols), or in the corporate name of Motorola, or any part thereof or in any other trademark or trade name adopted by Motorola, or its affiliates. In order that Motorola may protect its trademarks, trade names, corporate slogans, goodwill and product designations, Master Distributor shall not use any such marks, names, slogans, or designations in any advertising copy, promotional material, signs or other written or printed material except in a form specifically approved in writing by Motorola. If, as set forth in this subparagraph D (4), any such mark is used in signs, advertising or in any other manner by Master Distributor, Master Distributor will, upon termination or expiration of this Agreement, immediately discontinue all such use or display.

(5) LICENSE DISCLAIMER. EXCEPT FOR THE RIGHT TO USE THE MOTOROLA SOFTWARE AND PRODUCTS FOR THE PURPOSES PROVIDED HEREIN WHICH ARISES BY OPERATION OF LAW, AND EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT, NOTHING CONTAINED IN THE AGREEMENT SHALL BE DEEMED TO GRANT TO MASTER DISTRIBUTOR, ITS RESELLERS OR THE END USER CUSTOMERS OF THOSE RESELLERS EITHER DIRECTLY OR BY IMPLICATION, ESTOPPEL OR OTHERWISE, ANY LICENSE OR RIGHT UNDER ANY PATENTS, COPYRIGHTS, TRADEMARKS OR TRADE SECRETS OF MOTOROLA OR ANY THIRD PARTY.

E.    TAXES AND INSURANCE

(1) Master Distributor shall pay all license fees, sales, use, service use, occupation, retailer's occupation, service occupation, personal property and excise taxes and any other fees, assessments or taxes which may be assessed or levied by any national, state or local government and any departments and subdivision thereof, as a result of the performance of the Agreement or against any of the Products ordered by the Master Distributor.

(2) Master Distributor shall provide and maintain at its own expense the following insurance against liability arising in any way out of the Agreement and any other insurance coverages which may be deemed necessary by Motorola; (a) General Public Liability insurance with a combined single limit of $1,000,000; (b) Worker's Compensation and Employers Liability insurance sufficient and proper under the laws of the state wherein the responsibilities are to be performed to protect Motorola against claims under the compensation laws of said state; (c) Automobile Public Liability Insurance covering all vehicles used in connection with the Agreement with a combined single limit of $1,000,000; (d) fire, theft and extended coverage with respect to the Products in an amount no less than the replacement value of such Products. All insurance policies shall be in companies satisfactory to Motorola, name Motorola as an additional named insured, and contain a waiver of subrogation clause whereby the insurer waives all right of subrogation it may have under such policies as related to Motorola. Each insurance policy will contain a clause requiring the insurer to give Motorola at least thirty (30) days prior written notice of any alteration in the terms of such policy or the cancellation thereof. Master Distributor will promptly provide Motorola with written notice thereof and make available to Motorola all information and documentation relating thereto.

(3) Except as otherwise specifically set forth in the Agreement, Product prices are exclusive of any amount for federal, state, or local excise, sales, use, property, retailers' occupation or similar taxes. If any such excluded taxes are determined to be applicable to any transaction related to the Agreement, or if Motorola is required to pay or bear the burden of such taxes, the prices set forth herein shall be increased by the

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      amount of such taxes and any interest or penalty thereon, and Master
      Distributor shall pay to Motorola the full amount of any such increase no later than thirty (30) days after receipt of an invoice for such taxes, or Master Distributor may provide Motorola an executed resale exemption certificate as required by the state tax authorities to establish Master Distributor's tax-exempt status as a reseller under the Agreement.

F.    EXCUSABLE DELAYS

Neither party shall be liable for any delay or failure to perform due to any cause beyond its reasonable control. Causes include but are not limited to strikes, acts of God, acts of the other party, its employees, agents, Resellers or end user customers of those resellers, interruptions of transportation or inability to obtain necessary labor, materials or facilities, or default of any supplier or because volume of orders at any time renders deliveries or acceptance impractical in the ordinary course of business. The delivery or acceptance schedule shall be considered extended by a period of time equal to the time lost because of an excusable delay. In the event either party is unable to wholly or partially perform because of any cause beyond its reasonable control, such party may terminate any order without liability to the other.

G.    FCC AND OTHER GOVERNMENT MATTERS

An end user customer of a Product is solely responsible for obtaining any licenses or other authorizations required by the Federal Communication Commission ("FCC") or any other federal, state or local governmental agency. The end user customer is solely responsible for complying with applicable FCC rules and regulations and the applicable rules and regulations of [ILLEGIBLE] other federal, state or local governmental agency.

H.    COMPLIANCE WITH LAW

Master Distributor shall at all times conduct its efforts under the Agreement in strict accordance with all applicable federal, state and local laws, rules and regulations and with the highest commercial standards. Master Distributor agrees to promptly comply with any notices received from Motorola regarding compliance with any such laws, rules or regulations or any notices from Motorola relating to remedial efforts which Motorola, in its sole discretion, deems are necessary that relate to any such law, rule or regulation including, but not limited to, such laws, rules and regulations regarding warranty, consumer protection or product safety for Motorola products and services.

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                      MOTOROLA MASTER DISTRIBUTOR AGREEMENT
                                  ATTACHMENT C

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